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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 12, 2003


                               Getty Realty Corp.
                       ---------------------------------
               (Exact name of registrant as specified in charter)



      Maryland                      001-13777                    11-3412575
      --------                      ---------                    ----------
     (State of                     (Commission                  (IRS Employer
   Organization)                   File Number)              Identification No.)



125 Jericho Turnpike, Suite 103
Jericho, New York                                                      11753
----------------------------------------------                         -----
(Address of principal executive offices)                            (Zip Code)


Registrant's Telephone Number, including area code:  (516) 478-5400
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable



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Item 7.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit
Number           Description
------           -----------
99.1             Press Release, dated May 12, 2003, issued by Getty Realty Corp.


Item 9.   Regulation FD Disclosure

         On May 12, 2003, Getty Realty Corp. announced its earnings for the three months ended March 31, 2003. A copy of the press release announcing these earnings is attached as Exhibit 99.1.

         This information is being furnished under Item 12 "Results of Operations and Financial Condition" of Form 8-K and is being presented under
Item 9 in accordance with SEC Release No. 33-8216. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Age of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Getty Realty Corp.
                                          (Registrant)



Date:  May 12, 2003                By:      /S/ RANDI YOUNG FILIP
                                         ---------------------------
                                            Randi Young Filip
                                            Vice President, General Counsel and
                                            Corporate Secretary


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                                INDEX TO EXHIBITS

Exhibit          Description
-------          -----------

Exhibit 99.1     Press Release, dated May 12, 2003, issued by Getty Realty Corp.